Exhibit 99.2

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) EMPOWERING PATIENTS THROUGH KINOME INNOVATION 18 Sep 2023 ATI-2138: An Investigational Novel Covalent ITK-JAK3 Inhibitor for T-Cell Mediated Diseases

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Cautionary Note Regarding Forward-Looking Statements 2 Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding Aclaris’ development of its drug candidates, including the timing of its clinical trials. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, Aclaris' ability to enter into strategic partnerships on commercially reasonable terms, the uncertainty regarding the macroeconomic environment, and other risks and uncertainties that are described in the Risk Factors section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2022 and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC Filings" page of the “Investors” section of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) ATI-2138: Combined IL-2-Inducible Tyrosine Kinase (ITK) & JAK3 Inhibitor for Autoimmune Disease 3 The unique pharmacological profile of ATI-2138 provides opportunity for differentiation • ATI-2138 is an oral compound which interrupts T cell receptor (TCR) signaling by inhibiting ITK and JAK3 signaling of common γ chain cytokines in lymphocytes (including IL-2 & IL-15) • ATI-2138 potently and selectively inhibits ITK and JAK3 (with some activity at TXK) • ATI-2138 has demonstrated the prevention of inflammation in animal models of colitis and arthritis • Safety, pharmacology and toxicology studies have been completed and support further development • Phase 1 SAD and MAD studies in healthy volunteers have been completed  ATI-2138 was generally well tolerated and no serious adverse events were reported  PK was dose proportional with adequate exposure to block ITK and JAK3 in PD biomarker assays • Aclaris is evaluating ATI-2138 for the potential treatment of a number of T cell-mediated autoimmune diseases • A Phase 2a ulcerative colitis trial is in protocol development and operational preparations are under way

ATI-2138 is a Combined Covalent IL-2-Inducible Tyrosine Kinase (ITK) & JAK3 Inhibitor for Autoimmune Disease


1
2
APC
MHC
CD4
CD3
TCR
Lck
Zap-70
SLP-76
LAT
Itk
PLCγ1
Erk
AP-1
IRF4
NF-κb
NFAT
IL-9
IL-17A
IL-2
Transcription
ATI-2138
γc-cytokine binding
IL-2 IL-4
IL-5 IL-7
IL-15 IL-21
β chain
γ chain
JAK1
JAK3
conformational change and phosphorylation
cell membrane
P
phosphorylation and dimerization
STAT
Nucleus
translocation and transcription

- ATI-2138 is an investigational oral compound which interrupts T cell receptor (TCR) signaling by inhibiting ITK and JAK3 signaling of common γ chain cytokines in lymphocytes (including IL-2 & IL-15) and is designed to reduce T cell differentiation, proliferation and cytokine production
- ATI-2138 is differentiated from other kinase inhibitors as it is highly potent for both ITK and JAK3 (IC50: 0.2nM ITK; 0.5nM JAK3)[3]
- Aclaris is evaluating ATI-2138 for the potential treatment of a number of T cell mediated autoimmune diseases including ulcerative colitis

1. Lechner KS, Neurath MF, Weigmann B. Role of the IL-2 inducible tyrosine kinase ITK and its inhibitors in disease pathogenesis. J Mol Med (Berl). 2020 98(10):1385-1395; 2. Forster M, Gehringer M, Laufer SA. Recent advances in JAK3 inhibition: Isoform selectivity by covalent cysteine targeting. Bioorg Med Chem Lett. 2017 15;27(18):4229-4237.; 3. Study Report SR03001

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ATI-2138 Dose-Dependently Inhibited Inflammation in the Mouse T Cell Transfer Model of Inflammatory Bowel Disease



% of initial body weight
Naïve-PBS
Grp-D, Control
Grp-B,100ppm
Grp-C, 300ppm
Grp-A, anti-IL12p40
day 0
day7
day14
day17
day24
day28
day 31
day 35
day 38
day 42
day 45
day 47

Proximal Colon



Histopath Score, Sum
Control
2138, 100ppm
2138, 300ppm
aP40, 25mpk
***
*

Distal Colon



Histopath Score, Sum
Control
2138, 100ppm
2138, 300ppm
aP40, 25mpk
*
**
*

Ileum



Histopath Score, Sum
Control
2138, 100ppm
2138, 300ppm
aP40, 25mpk
*
**

ATI-2138 inhibited colitis in the mouse T cell transfer model[1,2,3]

ATI-2138 dose-dependently decreased inflammation in proximal and distal colon, and ileum

Greater effect than anti-IL12 (P40) that significantly decreased inflammation in the proximal and distal colon

1. Study report SR03048; 2. CD4+CD45RB high naïve T cells injected to SCID mice; 3. *p<0.05, **p<0.01, ***p<0.001, vs Control group

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© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) ATI-2138 Phase 1 Multiple Ascending Dose Study Design 6 1. Not part of dose escalation Eligibility • Healthy subjects age ranging between 18 and 55 years of age, inclusive at screening • Minimum weight of 50 kg • Body mass index of 18 to 32 kg/m2, inclusive Objectives • Primary  To assess the safety and tolerability of ATI-2138 following multiple oral doses of ATI-2138 in healthy participants • Secondary  To explore the pharmacokinetic (PK) profile of ATI-2138 following multiple oral doses of ATI-2138 in healthy participants • Exploratory  To explore the pharmacodynamic (PD) response to ATI-2138 following multiple oral doses of ATI-2138 in healthy participants Cohort No. Subjects Dose 1 10 5 mg BID 2 10 15 mg BID 3a 10 30 mg QD1 3b 10 10 mg TID1 4 10 25 mg BID 5 10 40 mg BID N=60 5 Cohorts 2 Weeks of Treatment 8 Active and 2 Placebo Subjects per Arm

Dose-dependent Inhibition of Both ITK and JAK3 Exploratory PD Biomarkers was Observed in MAD Study

Anti-CD3 & anti-CD28 Stimulated IL-2 mRNA Expression (BID Cohorts left; 30mg Daily Cohorts right)



Placebo
5mg BID
15mg BID
25mg BID
40mg BID
αCD3 & αCD28 Stimulated IL2 mRNA (% Day 1 Predose, mean ± sem)
200
175
150
125
100
75
50
25
0
Predose
2hr
4hr
Day 1
Day 7
Day 15/16
24hr
Time



Placebo
30mg QD
15mg BID
10mg TID
aCD3 & aCD28 Stimulated IL2 mRNA (% Day 1 Predose, mean ± sem)
250
200
150
100
50
0
Predose
2hr
4hr
Day 1
Day 7
Day 15/16
24hr
Time

- Pharmacodynamic biomarkers - Ex-vivo stimulation of whole blood taken from subjects before and after administration of ATI-2138
- Stimulation with anti-CD3 and anti-CD28 (readout IL-2 mRNA; T-cell activation) – shown above, IL-15 (readout IFNγ; JAK1/3 activation) – not shown, and dual stimulation (readout IFNγ; T-cell and cytokine stimulation) – not shown
- ATI-2138 showed dose and time dependent inhibition of all stimulation conditions
- ATI-2138 30-80mg daily doses inhibited biomarker readouts by ~50-90% across the dosing intervals

Source – Data on file

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aclaris THERAPEUTICS

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© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) High Potency of ATI-2138 for ITK and JAK3 Observed in Preclinical Studies is Maintained in the SAD/MAD Clinical Study 8 1. Assay configured slightly different from clinical assay • Exposure response data in Phase 1 SAD and MAD clinical studies • ATI-2138 potency comparison to preclinical cell assay data • No significant change when comparing Day 1, 7 & 15 EC50 values αCD3 & αCD28 stim IL-2 mRNA IL15 stim IFNγ protein αCD3 & IL15 stim IFNγ protein MAD EC50 : 1.9ng/ml / 5.3nM 2.2ng/ml / 6.1nM 4.1ng/ml / 11.4nM SAD EC50 : 5.5ng/ml / 15.2nM (not done) 2.6ng/ml / 7.3nM Preclinical IC50* : 7.7ng/ml / 21.3nM 2.9ng/ml / 8.0nM 3.6ng/ml / 10.1nM ATI2138 (ng/ml) 0.01 0.1 1 10 100 1000 αCD3 & αCD28 Stim IL2 mRNA (% Predose - All data) 0 50 100 150 200 ATI2138 (ng/ml) 0.01 0.1 1 10 100 1000 IL15 Stim IFNγ Protein (% Predose - All data) 0 50 100 150 200 ATI2138 (ng/ml) 0.01 0.1 1 10 100 1000 αCD3 & IL15 Stim IFNγ Protein (% Predose - All data) 0 50 100 150 200

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) ATI-2138 Multiple Ascending Dose: Preliminary Data Summary 9 • ATI-2138 was generally well tolerated at all doses tested in the trial. • No serious adverse events were reported. • The most common adverse events in subjects treated with ATI-2138, and the only events occurring in more than 1 subject, were headache (2 subjects on 5 mg BID, 1 on 40 mg BID, all mild, resolved) and diarrhea (2 subjects on 5 mg BID– both single episodes, both mild). Safety Pharmacokinetics Pharmacodynamics • ATI-2138 was rapidly absorbed and cleared from the human body. • Multiple doses ranging from 10 to 80 mg daily over two weeks in healthy volunteers showed linear PK and dose-dependent increases in exposure. • At 30 mg daily, ATI-2138 plasma concentration reached the targeted level established using preclinical data. • Dose-dependent inhibition of both ITK and JAK3 exploratory PD biomarkers was observed. • Near complete inhibition of the dual ITK and JAK3- stimulated IFNγ protein production was observed at 15 mg BID, with minimal incremental benefit at higher doses.

Initial Proof of Concept Trial in Ulcerative Colitis is Planned

- Cyclosporin A (CsA) is approved to treat UC and the mechanism of action is potentially related to inhibition of ITK in mucosal CD4+ T cells in animal models[1]
- The capacity of CsA to reduce experimental colitis may be dependent on ITK[1]
- Genetic inactivation of ITK prevented experimental colitis in 3 separate IBD models[1]
- ATI-2138 treatment suppressed established colitis in the mTCT model[2]



Palmoplantar Pustulosis
Atopic Dermatitis
Fibrosing Interstitial Lung Disease
Celiac Disease
Peripheral T cell Lymphoma
Primary Sclerosing Cholangitis
Systemic Lupus
Crohn's Disease
Autoimmune Hepatitis
Psoriatic Arthritis
Genital Psoriasis
Acute Inflammatory Psoriasis
Chronic GvHD
Asthma
Transplant
Acute Severe Ulcerative Colitis
Rheumatoid Arthritis
Ulcerative Colitis
Ulcerative Colitis

1. Lechner K et al. 2021. Gastroenterology;161(4):1270-1287.e19; 2. Study Report SR03048

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